SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

22. SUBSEQUENT EVENTS

a) Subsequent to December 31, 2024, the Company granted the following incentive grants:

Stock Options

The Company granted 17,800,000 stock options to Directors, Officers, employees and consultants of the Company under the terms of its share-based compensation plan. The stock options have a weighted average exercise price of $0.125 per share and are exercisable for a period of five years from grant date.

RSUs

The Company granted 7,756,955 RSUs to Officers and employees of the Company under the terms of its share-based compensation plan. The awards have a graded vesting schedule over a three-year period and will be settled in equity upon vesting. In February 2025, the Company issued 1,078,130 common shares pursuant to the exercise of RSUs for an aggregate settlement value of $115,000.

PSUs

The Company granted 3,600,000 PSUs to Officers and Vice Presidents of the Company under the terms of its share-based compensation plan. The awards vest over a three-year period and will be settled in equity upon vesting. The amount of shares ultimately to be issued will vary and it is dependent on the Company’s share performance as compared to the share performance of a selected group of peer companies.

DSUs

The Company grants 400,000 DSUs to a Director of the Company under the terms of its share-based compensation plan. The awards have a graded vesting schedule over an 18-month period and will be settled in equity upon vesting.

b)	Subsequent to December 31, 2024, 2,500,000 stock options expired at a weighted average exercise price of $0.25.

c)

On March 28, 2025, the Company announced that it has received the final payment of US$5 million from First Majestic in connection with the silver stream that First Majestic has with the Company’s Springpole Project. The parties entered into an amending agreement to the Silver Purchase Agreement on March 13, 2025 (“Amending Agreement”) to amend the terms of the final payment due from First Majestic under the Silver Purchase Agreement (the “Tranche 3 Payment”), such that the Tranche 3 payment would be for US$5 million in cash.

As consideration for amending the terms of the Tranche 3 payment, the Company has amended the terms of the common share purchase warrants (the “Warrants”) that were issued to First Majestic on July 2, 2020 under the terms of the Silver Purchase Agreement. The 32,050,228 Warrants that were issued to First Majestic had an exercise price of $0.374 per Warrant and were set to expire on July 2, 2025. Pursuant to the Amending Agreement, the exercise price of the Warrants has been revised to $0.20, and the expiry date of the Warrants has been extended to March 31, 2028. In addition, if the closing price of the Company’s common shares on the TSX equals or exceeds $0.30 for 45 consecutive trading days, to the date which is 30 days following the dissemination of a news release announcing the acceleration. All other terms of the Warrants remain unchanged.